   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 6, 1995

                                                               FILE NO. 33-60271

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                      POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                      VIRGINIA ELECTRIC AND POWER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                VIRGINIA                               54-0418825
        (STATE OF INCORPORATION)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               ----------------

             ONE JAMES RIVER PLAZA, RICHMOND, VIRGINIA 23219-3932
                                (804) 771-3000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

   J. KENNERLY DAVIS, JR., VICE PRESIDENT, TREASURER AND CORPORATE SECRETARY
               PHILIP W. NICHOLS, CASH MANAGEMENT ADMINISTRATOR
                     VIRGINIA ELECTRIC AND POWER COMPANY
             ONE JAMES RIVER PLAZA, RICHMOND, VIRGINIA 23219-3932
                                (804) 771-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

        JOHN J. BEARDSWORTH, JR.                ROBERT L. BURRUS, JR.
      RIVERFRONT PLAZA, EAST TOWER                ONE JAMES CENTER
     RICHMOND, VIRGINIA 23219-4074           RICHMOND, VIRGINIA 23219-4030


  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER EFFECTIVENESS.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

                               ----------------

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- --------------------------------------------------------------------------------

               AMENDING: PART II--EXHIBITS 4(ii) AND 4(iii)

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED, IN THE CITY OF RICHMOND, COMMONWEALTH OF VIRGINIA, ON THE 6TH DAY OF JULY, 1995.

                                          Virginia Electric and Power Company


                                          By   /s/ John B. Adams, Jr.*
                                            -----------------------------------
                                                  (JOHN B. ADAMS, JR.
                                            CHAIRMAN OF THE BOARD OF DIRECTORS)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE 6TH DAY OF JULY, 1995.

             SIGNATURES                             TITLE


    /s/ John B. Adams, Jr.*               Chairman of the Board of
- -------------------------------------      Directors and Director
         JOHN B. ADAMS, JR.


       /s/ J. T. Rhodes*                  President (Chief Executive
- -------------------------------------      Officer) and Director
            J. T. RHODES


     /s/ Tyndall L. Baucom*               Director
- -------------------------------------
          TYNDALL L. BAUCOM


      /s/ James F. Betts*                 Director
- -------------------------------------
           JAMES F. BETTS


                                          Director
- -------------------------------------
      BENJAMIN J. LAMBERT, III


  /s/ Richard L. Leatherwood*             Director
- -------------------------------------
       RICHARD L. LEATHERWOOD


  /s/ Harvey L. Lindsay, Jr.*             Director
- -------------------------------------
       HARVEY L. LINDSAY, JR.


      /s/ William T. Roos*                Director
- -------------------------------------
           WILLIAM T. ROOS


     /s/ Richard L. Sharp*                Director
- -------------------------------------
          RICHARD L. SHARP


     /s/ Robert H. Spilman*               Director
- -------------------------------------
          ROBERT H. SPILMAN


     /s/ William G. Thomas*               Director
- -------------------------------------
          WILLIAM G. THOMAS


       /s/ R. E. Rigsby*                  Senior Vice President--Finance
- -------------------------------------      and Controller (Chief Financial
            R. E. RIGSBY                   Officer and Principal
                                           Accounting Officer)


     */s/ Philip W. Nichols
- -------------------------------------
       PHILIP W. NICHOLS
        Attorney-in-Fact

                               INDEX TO EXHIBITS

                                                                  PAGE NO. IN
                                                                  SEQUENTIALLY
                                                                    NUMBERED
                                                                  REGISTRATION
                                                                   STATEMENT
                                                                  ------------
  1      --Form of Distribution Agreement for the Notes between
          the Company and Merrill Lynch & Co., Merrill Lynch,
          Pierce, Fenner & Smith Incorporated, Goldman, Sachs &
          Co. and Morgan Stanley & Co. Incorporated (previously
          filed).
  4(i)   --Trust Indenture, dated as of April 1, 1988, Exhibit
          4(i), File No. 33-21319, incorporated by reference;
          First Supplemental Indenture, dated August 1, 1989,
          Exhibit 4(ii), File No. 33-30532, incorporated by
          reference.
  4(ii)  --Form of Fixed Rate Medium-Term Note, Series F (filed herewith).
  4(iii) --Form of Floating Rate Medium-Term Note, Series F
          (filed herewith).
  5      --Legality Opinion of Hunton & Williams (previously
          filed).
  8      --Tax Opinion of Hunton & Williams (previously filed).
 12      --Statements regarding computation of ratios
          (previously filed).
 23(i)   --Consents of Hunton & Williams (contained in Exhibits
          5 and 8).
 23(ii)  --Consent of Jackson & Kelly (previously filed).
 23(iii) --Consent of Deloitte & Touche LLP (previously filed).
 24      --Power of Attorney (previously filed).
 25      --Statement of eligibility of Trustee (previously
          filed).